Carmine Nappi
Director - Industry Analysis
Alcan Investor Workshop

Toronto, October 3, 2006

©  2  0  06  A  L  C  A  N  I  N  C.Slide 2
Statements made in the course of this presentation which describe the Company's or management’s objectives, projections, estimates, expectations or predictions may be "forward-looking statements"
within the meaning of securities laws.  All statements that address the
Company's expectations or projections about the future including statements about the Company's growth, cost reduction goals, operations reorganization plans, expenditures and financial results are forward-looking statements.  nature, forward-looking statements involve risk and uncertainty and actual actions or results could differ materially. Reference should be made to the most recent Form 10-Q or 10-K for a summary of
factors that could cause such differences. In addition, certain non-GAAP measures are used which are reconciled to the
comparable GAAP measures herein or on the Company’s website at
www.alcan.com in the “Investors” section.
 Forward Looking Statements

©  2  0  06  A  L  C  A  N  I  N  C.Slide 3
Smelter Production
Restarts MINUS :
Permanent Closures
and/or
Idled Capacity
Expansions:
Brownfields
Greenfields
GLOBAL
SUPPLY
Exchange Rates
Inventories:
LME
IAI
Comex
Other
LME PRICE
GLOBAL
DEMAND
Intensity of
Use
Industrial
Production
(Market Activity)
*
*
ġD  = ġIP + ġIU
Building Blocks of Aluminum Industry Analysis

©  2  0  06  A  L  C  A  N  I  N  C.Slide 4
Aluminum Consumption
Consumption is sensitive to variations in industrial production

©  2  0  06  A  L  C  A  N  I  N  C.Slide 5
Aluminum’s position in many end-use markets boosted by recent prices for competing materials
Demand Growth = Growth in IP and IU

©  2  0  06  A  L  C  A  N  I  N  C.Slide 6
CHINA Aluminum
Apparent
Consumption*
Growth Rate
*  Does not take into account changes in Chinese producers’
inventories
China’s Aluminum Demand Growth
➢
For the record, if a
region
representing 24%
of global
consumption grows
at around 20%/year,
this adds +1.6Mty
to global demand.
IP and IU Explain China’s Robust AL Demand Growth
IP and IU explain China’s robust aluminum demand growth rate

©  2  0  06  A  L  C  A  N  I  N  C.Slide 7
China Aluminum Production Growth

©  2  0  06  A  L  C  A  N  I  N  C.Slide 8
Comparative Capacity and
Production
Western World
➢
Y/Y:    +17.6%
➢
YTD:  +17.5%
China

©  2  0  06  A  L  C  A  N  I  N  C.Slide 9
China’s Production Drivers and Constraints
■
Higher AL prices
■
Lower Al203 tariffs
■
Need to stimulate
employment at the
provincial level.
■
Alumina prices
and capacity
■
Electricity prices
and capacity
■
Lower aluminum tariffs
■
Lower scrap tariffs
■
Cancelled VAT rebate on ingot exports
and  lower rebates on semis exports
■
Higher environmental standards
■
Higher market interest rates
■
5% export tax
■
Increased political pressure
Increased Production
Reduced Production
Our view has not changed

©  2  0  06  A  L  C  A  N  I  N  C.Slide 10
■
Additional political pressure from the central government
now threatening to remove any provincial officials for
approving unauthorized projects.
■
The governor of Inner Mongolia and his two deputies have
been publicly criticized for failing to stop billions of Yuan of investment into unauthorized power stations, another
sector controlled by Beijing.
Increased Political Pressure

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Impact on Operating Cost Curve

*  The increase in alumina production has pushed up bauxite imports to 5.5Mt during the first 8 months of 2006.  In August, bauxite imports totaled 1.1Mt, more than the whole of 2004.
Major Change in Bauxite/Alumina Sector
Chinese Monthly Bauxite Imports*, Alumina
Imports and Production

©  2  0  06  A  L  C  A  N  I  N  C.Slide 12
YTD = 478kt
-9.5%
Primary Aluminum Exports Down 10% Y/Y
Net unwrought aluminum exports

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China  - Scrap Imports and Semi-fabricated
Aluminum Exports
Net Scrap Imports
Net Exports of Semis

©  2  0  06  A  L  C  A  N  I  N  C.Slide 14
Looking Forward . . .
■
There is still a potential for smelter closures during the next 2-3 years, mainly in Europe and USA, due to the renegotiation of power contracts.
■
Expansions:
    World Excluding China
■
Depending on the right input-output prices combination, some of the idle capacity in China, US Pacific Northwest or Africa could be restarted.
B = Brownfield
G = Greenfield

©  2  0  06  A  L  C  A  N  I  N  C.Slide 15
26,150
+2.5%
24,600
+1.9%
25,400
+ 3.3%
700
500
25,900
+1.5%
Inventory Change
Net Imports from
China
Supply (excl. China)
Demand (excl. China)
2007
Global Primary Aluminum Metal Balance
600
-300
25,500
+3.0%
2006
25,400
+3.3%
+200
Bear Case
-250
Bull Case

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APPENDIX

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US
Japan
EU Big 4
China
(24% of 2006 Global
Consumption)
(19%)
(7%)
(12%)
Industrial Production
Main Aluminum Consuming Regions

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World Supply & Demand
Global Demand

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LME Inventories
Total Reported
Unwrought
Inventories
YTD: -152kt
Inventories
Inventories as Weeks of Shipments

©  2  0  06  A  L  C  A  N  I  N  C.Slide 20
Prices and Premiums
LME 3-Mos Daily Price
Local Market Premiums

©  2  0  06  A  L  C  A  N  I  N  C.Slide 21